Inventories	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Inventories

4. Inventories

At December 31, 2013 and December 31, 2012, inventories consisted of the following:

	2013	2012
Finished goods	$640,355	$627,338
Health care supplies	195,519	154,840
Raw materials and purchased components	185,146	171,373
Work in process	76,084	83,258
Inventories	$1,097,104	$1,036,809

Under the terms of certain unconditional purchase agreements, the Company is obligated to purchase approximately $612,925 of materials, of which $337,027 is committed at December 31, 2013 for 2014. The terms of these agreements run 1 to 7 years.

Healthcare supplies inventories at December 31, 2013 and 2012 included $33,294 and $29,704, respectively, of Erythropoietin ("EPO"). On January 1, 2012, the Company entered into a three-year sourcing and supply agreement with its EPO supplier.